UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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FIRST BUSEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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FIRST BUSEY CORPORATION
100 WEST UNIVERSITY AVENUE
CHAMPAIGN, IL 61820

V35746-P04626

Your **Vote** Counts!

FIRST BUSEY CORPORATION

2024 Annual Meeting

Vote by May 21, 2024 11:59 PM ET for shares held directly.
Vote by May 19, 2024 11:59 PM ET for shares held in the First Busey Corporation Profit Sharing Plan and Trust and in the Employee Stock Purchase Plan.



You invested in FIRST BUSEY CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2024.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K/A online OR you can receive a free paper or email copy of the material(s) by requesting on or before May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

May 22, 2024
10:30 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/BUSE2024

*We encourage you to review the meeting materials for any special requirements for attending First Busey's Annual Meeting virtually; please note that there is no physical meeting location.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items 1. Election of Directors Nominees: 01) Samuel P. Banks 02) George Barr 03) Stanley J. Bradshaw 04) Michael D. Cassens OS) Van A. Dukeman 06) Karen M. Jensen 07) Frederic L. Kenney 08) Stephen V. King 09) Gregory B. Lykins 1 O) Cassandra R. Sanford Board Recommends 0For 2. To approve, in a non-binding, advisory vote, the compensation of our named executive officers, as described in the O For accompanying proxy statement, which is referred to as a " say-on-pay" proposal. 3. To approve, in a non-binding, advisory vote, the frequency with which stockholders wil l vote on future say-on-pay O Year proposals. 4. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year O For ending December 31, 2024. NOTE: The proxy wi ll be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings." V35747-P04626